                                   DIME UNITED

                      CREATING THE MID-ATLANTIC'S PREMIER
                                  REGIONAL BANK

                               September 15, 1999

                                MERGER OF EQUALS


DIME.                                                    HUDSON UNITED BANK HUB

FORWARD LOOKING STATEMENT

- This presentation contains certain statements regarding Dime Bancorp, Inc., Hudson United Bancorp and Dime United Bancorp, Inc. following the completion of the merger of equals discussed herein, including strategies, plans and objectives, as well as estimates and statements based on underlying estimates of future financial condition, performance and operating efficiencies on a pro forma basis and cost savings and revenue enhancements and accretion to reported earnings that will be realized from the merger.

- These statements and estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of
     1995), which involve significant risks and uncertainties. A variety of factors could cause actual results and experience to differ materially from the anticipated results or other expectations expressed in such forward-looking statements.

- Factors that might cause such a difference include, but are not limited to, risks and uncertainties related to the consummation of the merger, including the realization of expected cost savings from the merger; realization of the level of revenues following the merger; integration costs or difficulties; competition from both financial and non-financial institutions; changes in interest rates, deposit flows, loan demand and real estate values; changes in legislation or regulation; changes in accounting principles, policies or guidelines; the timing and occurrence (or non-occurrence) of transactions and events that may be subject to circumstances beyond the control of Dime or Hudson United; and other economic, competitive, governmental, regulatory and technological factors affecting Dime, Hudson United or Dime United, specifically or the banking industry or economy generally.

- Neither Dime or Hudson United assumes any obligation to update these forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.


DIME.                                                    HUDSON UNITED BANK HUB

TRANSACTION OVERVIEW

Transaction Structure:      Merger of Equals

Name:                       Dime United Bancorp, Inc. (Bank Holding Company)

Principal Subsidiary:       DimeBank (Commercial bank)

Headquarters:               Corporate HQ - New York City
                            Bank HQ - Mahwah, NJ

Board of Directors:         13 Dime / 12 Hudson United

Management:                 Larry Toal      - Chairman & CEO until 12/31/02
                            Ken Neilson     - President & COO
                            Tony Burriesci  - Chief Financial Officer
                            John McIlwain   - Chief Credit Officer
                            Rich Mirro      - Mortgage Banking Executive
                            Tom Shara       - Commercial Lending Executive

CEO Succession:             Ken Neilson to succeed Larry Toal on 1/1/03

NYSE Ticker Symbol:         DU - to be applied for


DIME.                                                    HUDSON UNITED BANK HUB

TRANSACTION OVERVIEW

Fixed Exchange Ratio:        Market based exchange ratio
                             0.585 - Dime United share per DME share
                             1.000 - Dime United share per HU share

Dividends:                   $1.00 per share annually (Implied Yield - 3.2%)

Accounting Treatment:        Pooling of interests
                             Tax free exchange

Option Agreements:           19.9% cross-options granted at market

Anticipated Closing:         1Q 2000

Pro Forma Ownership:         56% Dime / 44% Hudson United

Due Diligence:               Completed; including Y2K


DIME.                                                    HUDSON UNITED BANK HUB

TRANSACTION RATIONALE -- DIME UNITED

            DIME                              HUDSON UNITED

-     Accelerates transformation           -  Generates substantial EPS
      to commercial bank                      accretion

-     Dramatically expands                 -  Expansion into New York
      geographic footprint                    metro small business market

-     Balances and diversifies             -  Provides scale and critical
      earnings composition                    mass

-     Potential for multiple               -  Strong retail brand identity
      expansion

                     GENERATES SUBSTANTIAL SHAREHOLDER VALUE


DIME.                                                    HUDSON UNITED BANK HUB

MID-ATLANTIC'S PREMIER REGIONAL BANK

*   Concentration in the nation's most affluent markets:

     -    Largest independent and 5th largest Mid-Atlantic regional bank

     - Contiguous branch system in 4 state region from Philadelphia to Hartford

     - Over 1 million retail and approx. 100,000 commercial customers in region

*   A regional banking franchise with unique characteristics:

     -    Breadth of products required to compete with super-regionals

     -    Profitability statistics superior to regional peer group

     -    Diversified business mix and revenue streams

*   A unique investment opportunity:

     - Superior franchise in attractive markets -- national distribution capabilities

     -    Transaction economics based on conservative merger assumptions

     - Opportunity for significant revenue enhancements not taken into account

     -    Significant upside potential when compared to peers


DIME.                                                    HUDSON UNITED BANK HUB

AN EXPERIENCED BANK MANAGEMENT TEAM

-----------------------------------------------------------------------------------------------------------
                                                                                         YEARS OF
                                                                              COMMERCIAL BANKING EXPERIENCE
-----------------------------------------------------------------------------------------------------------
Larry Toal                    Chairman & CEO                                                 26

Ken Neilson                   President & COO                                                29

Tony Burriesci                Chief Financial Officer                                        26

John McIlwain                 Chief Credit Officer                                           35

Rich Mirro                    Mortgage Banking Executive                                     20

Tom Shara                     Commercial Lending Executive                                   18
-----------------------------------------------------------------------------------------------------------


DIME.                                                     HUDSON UNITED BANK HUB

LOW RISK TRANSACTION

*   All the tough decisions have been made:

     -    Social issues have been decided

     -    Key senior management identified

*   Management uniquely positioned to execute transaction:

     -    Dime/Anchor - one of the industry's most successful MOEs

     -    Successful merger integration a core competency at both companies

*   Transaction based on conservative assumptions:

     -    Superior economics consistent with no premium merger

     -    Cost savings identified

     -    No revenue enhancements assumed

     -    Customer attrition risk mitigated by complementary branch networks

*   Good cultural fit:

     - Both companies committed to high-performing commercial bank profitability

     -    Community-based consumer and commercial banking strategy


DIME.                                                    HUDSON UNITED BANK HUB

DIME UNITED FINANCIAL TARGETS

-----------------------------------------------------------------------------------------------

                                  PRO FORMA (1)               GOALS              PEER GROUP (2)
-----------------------------------------------------------------------------------------------
Net Interest Margin                   3.38%                  4.00%+                 3.96%

Efficiency Ratio                        44%          less than 45%                   48%

ROA                                   1.35%                  1.50%+                 1.48%

ROE                                   20.0%                  20.0%+                 17.7%

EPS Growth                              -                      12%+                 10.1%
-----------------------------------------------------------------------------------------------

(1)  Including synergies and pro forma for pending acquisitions.

(2) Peer group includes Associated, M&T, North Fork and Summit pro forma for all announced acquisitions.


DIME.                                                    HUDSON UNITED BANK HUB

PROFILE OF COMBINING
BANKS

OVERVIEW OF DIME

WITH $23 BILLION IN ASSETS, DIME IS THE LARGEST THRIFT HEADQUARTERED IN NEW YORK
CITY:

    - Successfully transitioning towards commercial banking product mix/profitability

    - Improved net interest margin from 2.51% in 4Q97 to over 3.00% (est.) in 3Q99

    - Reduced residential loan concentration significantly; 76% of total loans at year end 1997 to below 60% at year end 1999

    -   High performing mortgage banking operation

    -   Demonstrated ability to grow core deposits


                           [DOWNWARDS POINTING ARROW]

        EPS                         ROA                         ROE
    Over 22% CAGR                  1.15%                       16.7%
    since 1996


DIME.                                                   HUDSON UNITED BANK HUB

OVERVIEW OF HUDSON UNITED

WITH $9.7 BILLION IN ASSETS, HUDSON UNITED IS THE SECOND LARGEST BANK HEADQUARTERED IN NEW JERSEY:

    -   206 branches in the four state region of NJ, PA, CT and NY

    - Increased assets from $1.4 billion to $9.7 billion through 23 acquisitions over the past 5 years

    - Positioned itself as the alternative to super-regional banks by committing to superior customer service

    - Financial results have been consistently strong and improving with low cost deposit funding (2.62%), superior net interest margin (4.15%), cost control (47.4% efficiency ratio), and EPS growth (12% over past 5 years)

                           [DOWNWARDS POINTING ARROW]

           EPS                         ROA                         ROE
        12% CAGR                      1.45%                       23.3%
      over 5 years


[DIME LOGO]                                               HUDSON UNITED BANK HUB

OVERVIEW OF DIME UNITED

(DOLLARS IN BILLIONS)


-------------------------------------------------------------------------------------------------------------------
                                                                                                        DIME UNITED
-------------------------------------------------------------------------------------------------------------------
MARKET CAP.                                                                                                $ 3.6
COMBINED BALANCE SHEET DATA:(1)
     Gross Loans                                                                                           $19.4
     Assets                                                                                                 32.5
     Deposits                                                                                               21.7
     Common Equity                                                                                           2.0
PROFITABILITY STATISTICS:(2)
     Net Interest Margin(3)                                                                                 3.38%
     Fee Income / Total Revenue                                                                             33.6
     Efficiency Ratio                                                                                       44.2
     Return on Avg. Assets                                                                                  1.35
     Return on Avg. Equity                                                                                  20.0
     Cash ROAA                                                                                              1.45
     Cash ROAE                                                                                              28.1
TOTAL BRANCHES                                                                                               334
-------------------------------------------------------------------------------------------------------------------


(1) Pro forma as of June 30, 1999, including all pending acquisitions.

(2) Pro forma with full phase-in of synergies.

(3) Pro forma for all announced acquisitions.


[DIME LOGO]                                             [HUDSON UNITED BANK HUB]

                               CREATING THE MID-
                               ATLANTIC'S PREMIER
                               REGIONAL BANK

MID-ATLANTIC'S PREMIER REGIONAL BANK

DIME UNITED RANKS AS THE 5TH LARGEST REGIONAL BANK IN MID-ATLANTIC:

    -   Largest independent regional bank in the marketplace

TOP MID-ATLANTIC REGIONALS(1)
(DOLLARS IN BILLIONS)


---------------------------------------------------------------------------------------------
                                                               REGIONAL MARKET
 RANK     INSTITUTION                DEPOSITS(2)  BRANCHES(2)      SHARE        MARKET CAP(3)
---------------------------------------------------------------------------------------------
  1       First Union                   $49.0        779           11.5%            $39.2
  2       Fleet Boston                   35.3        572            8.3              34.4
  3       Bank of New York               26.5        354            6.3              26.5
  4       HSBC                           23.7        233            5.6                 -
---------------------------------------------------------------------------------------------
  5       DIME UNITED PRO FORMA          22.3        334            5.2               3.6
---------------------------------------------------------------------------------------------
  6       Summit                         21.6        413            5.1               5.9
  7       PNC                            18.3        347            4.3              15.7
  8       GreenPoint                     11.0         73            2.6               2.6
  9       Sovereign                      10.7        221            2.5               1.8
 10       Astoria Financial               9.6         92            2.3               1.7
 11       North Fork                      9.2        159            2.2               3.4
 12       Mellon                          7.9        138            1.9              17.4
---------------------------------------------------------------------------------------------


(1) Defined as CT, NJ, NY Metropolitan Area and Chester, Delaware, Montgomery and Philadelphia counties in PA. Excludes money center banks.

(2) Within region, as of June 30, 1998, as reported by SNL, pro forma for all pending acquisitions.

(3) On a pro forma basis including pending acquisitions as of September 14, 1999.


DIME.                                                     HUDSON UNITED BANK HUB

MID-ATLANTIC'S PREMIER REGIONAL BANK

CONTIGUOUS BRANCH NETWORK IN FOUR STATE REGION FROM PHILADELPHIA TO HARTFORD:


                                 [MAP GRAPHIC]


DIME.                                                     HUDSON UNITED BANK HUB

MID-ATLANTIC'S PREMIER REGIONAL BANK

DIME UNITED FRANCHISE IS CONCENTRATED IN THE U.S.' MOST AFFLUENT AND DENSELY POPULATED MARKETS:

    -   Market area includes 8 of the nation's 25 most affluent counties

    -   Median HH Income 125% of national average

    -   Population in footprint of 26 million or 9.6% of U.S.


-----------------------------------------------------------------------------------------
                                     DIME UNITED PRO    MEDIAN       NATIONAL   HH INCOME
                                     FORMA DEPOSITS    HH INCOME      RANK       GROWTH
-----------------------------------------------------------------------------------------
New York Metro Area (1)                 $13.4B         $45,297 (2)      6 (5)       8.3%
New Jersey                                5.6           52,423          1          11.9
Connecticut                               2.1           52,415          2          10.5
Philadelphia Metro Area (3)               1.2           40,863 (4)     18 (5)      11.2
Dime United/
     Mid-Atlantic Region                $22.3          $47,991          -          10.0%
     U.S. Average                         -            $38,302          -          10.3%
-----------------------------------------------------------------------------------------


(1) Includes New York MSA, Long Island, Westchester, Rockland, Ulster, Putnam, Dutchess, Sullivan and Orange Counties.

(2) Weighted average of New York Metro Area counties.

(3) Includes Chester, Delaware, Montgomery and Philadelphia counties in Pennsylvania.

(4) Weighted average of Philadelphia Metro Area counties of Chester, Delaware, Montgomery, and Philadelphia Counties.

(5) If New York Metro and Philadelphia Metro Areas were ranked as states.


DIME.                                                     HUDSON UNITED BANK HUB

A REGIONAL BANK WITH UNIQUE CHARACTERISTICS

PRO FORMA PROFITABILITY STATISTICS CONSISTENT WITH THAT OF HIGH PERFORMING REGIONAL PEER GROUP:


-----------------------------------------------------------------------
                                       DIME UNITED
                                     PRO FORMA(1)(2)     PEER GROUP(3)
-----------------------------------------------------------------------
Price/1999E EPS                           8.5x               13.0x

Net Interest Margin                       3.38%               3.96%

Fee Income/Total Revenue                  33.6                21.7

Efficiency Ratio (1)                      44.2                47.9

Return on Avg. Assets                     1.35                1.48

Return on Avg. Equity                     20.0                17.7

Cash ROAA                                 1.45                1.61

Cash ROAE                                 28.1                22.6
-----------------------------------------------------------------------


(1) Excludes goodwill amortization.

(2) Includes full phase-in of projected cost savings and all pending acquisitions.

(3) Peer group includes Associated, M&T, North Fork and Summit pro forma for all announced acquisitions.


DIME.                                                     HUDSON UNITED BANK HUB

A REGIONAL BANK WITH UNIQUE CHARACTERISTICS

MIGRATING DIME UNITED'S PORTFOLIO TO PEER AVERAGE WILL ENHANCE YIELD:


                               DIME UNITED   REGIONAL PEERS(1)
Business                           10%              19%
Consumer                           17%              16%
Commercial Real Estate             21%              22%
Residential                        52%              43%
Average Loan Yield:              7.62%            7.96%

(1) Peer group includes Associated, M&T, North Fork, and Summit pro forma for all announced acquisitions.


DIME.                                                     HUDSON UNITED BANK HUB

A REGIONAL BANK WITH UNIQUE CHARACTERISTICS
================================================================================

DIME UNITED'S DEPOSIT MIX ALREADY LOWER COST THAN THAT OF PEERS:

         DIME UNITED                                    REGIONAL PEERS(1)

Demand                       16%                Demand                       18%
Time                         45%                Time                         47%
Savings and Money Market     39%                Savings and Money Market     35%


--------------------------------------------------------------------------------
Cost of Deposits:          3.35%                                           3.52%
--------------------------------------------------------------------------------


     (1) Peer group includes Associated, M&T, North Fork, and Summit pro forma for all announced acquisitions.


DIME.                                                     HUDSON UNITED BANK HUB

A REGIONAL BANK WITH UNIQUE CHARACTERISTICS
================================================================================
DIME UNITED'S ESTIMATED PRO FORMA EARNINGS COMPOSITION IS BOTH BALANCED AND
DIVERSIFIED:

Consumer Lending                  10%
Mortgage Banking                  13%
Consumer Financial Services       52%
Commercial Banking                25%


DIME.                                                     HUDSON UNITED BANK HUB

A REGIONAL BANK WITH UNIQUE CHARACTERISTICS
================================================================================
A REGIONAL BANK WITH A SUPER-REGIONAL PRODUCT SET:

            -    Consumer Loan Products
                 -    Home Equity                     DIME.    HUB
                 -    Auto                            DIME.
                 -    Credit Card                              HUB

            -   Non-Banking Services
                -     Investment Products             DIME.    HUB
                -     Insurance                       DIME.
                -     Venture Capital                 DIME.
                -     Trust Services                           HUB
                -     Private Label Credit Card                HUB

            -    Consumer Banking
                 -    PC Banking                      DIME.    HUB
                 -    Deposit Services                DIME.    HUB
                 -    Advest Joint Venture                     HUB
                 -    ATM Network                     DIME.    HUB
                 -    24/7 Telebank                   DIME.    HUB

            -    Business  Banking Products
                 -    Small Business Lending          DIME.    HUB
                 -    Business Checking               DIME.    HUB
                 -    PC Business Banking                      HUB
                 -    Community Banking                        HUB
                 -    Pension/401(k) Services                  HUB

            -    Commercial Banking
                 -   Commercial Lending               DIME.    HUB
                 -   Commercial RE Lending            DIME.    HUB
                 -   Cash Management                  DIME.    HUB
                 -   Asset-Based Lending
                 -   Middle Market Leasing            DIME.    HUB

            -    Mortgage Banking
                 -   Originations                     DIME.
                 -   Servicing                        DIME.


DIME.                                                     HUDSON UNITED BANK HUB

================================================================================

                        A UNIQUE INVESTMENT OPPORTUNITY

================================================================================

A UNIQUE INVESTMENT OPPORTUNITY
================================================================================
TRANSACTION SIGNIFICANTLY ACCRETIVE FOR DIME UNITED:

-     Conservative cost savings projections and no revenue enhancements

(DOLLARS IN MILLIONS)

                                                  2000                    2001
Dime Stand Alone Net Income(1)                    $269                    $299
Hudson United Stand Alone Net Income(1)            147                     164
Cost Savings (After-tax)                            24                      50
Other (After-tax)(2)                                 4                       8
                                                  ----                    ----
   Pro Forma Net Income                           $444                    $521
Dime United Pro Forma EPS                         $3.89                   $4.56
Hudson United Stand Alone EPS                     2.83                    3.16
   Accretion                                      37.4%                   44.5%

(1)  Based on IBES EPS estimates.
(2)  Includes tax savings and reinvestment of synergies net of interest costs.


DIME.                                                     HUDSON UNITED BANK HUB

A UNIQUE INVESTMENT OPPORTUNITY
================================================================================

Pro forma's based on already identified cost savings opportunities:

- Represents 8.6% of combined expense bases and 13.7%, excluding mortgage operations

-    Assumed 75% phase-in within first 12 months of closing

-    $136 million pre-tax merger charge - $94 million after-tax

     SOURCES OF COST SAVINGS - PRE-TAX
     (DOLLARS IN MILLIONS)

     ---------------------------------------------------------------------------
                                     2000                               2001
     ---------------------------------------------------------------------------
     Staff-related                    $20                                $42
     Systems                            3                                  7
     Facilities/Branches                3                                  7
     Other                             11                                 22
                                      ---                                ---
         Total                        $37                                $78
     ---------------------------------------------------------------------------


DIME.                                                     HUDSON UNITED BANK HUB

A UNIQUE INVESTMENT OPPORTUNITY
================================================================================
REVENUE ENHANCEMENTS NOT INCLUDED IN PROJECTIONS PROVIDE FOR SIGNIFICANT ADDITIONAL UPSIDE POTENTIAL:

-    Initiatives to widen net interest margin

- Cross-sell of Hudson United's commercial and business product sets in Dime's footprint

- Cross-sell of Dime's existing consumer products (investment services, insurance and consumer loan products) throughout Hudson United's 206 branch network


DIME.                                                     HUDSON UNITED BANK HUB

A UNIQUE INVESTMENT OPPORTUNITY
================================================================================

NET INTEREST MARGIN INITIATIVES TO INCLUDE:


          INITIATIVE                                  COMMENT
--------------------------------       ------------------------------------

- Migration of loan portfolio to       - Hudson United's loan yields 127
  higher yielding products               bps higher than Dime's


- Continue to improve deposit          - Dime/Hudson United have grown
  mix/costs                              demand deposits by approx. 15%
                                         since 1997

- Improve asset mix                    - Decrease securities portfolio as a
                                         percent of earning assets

--------------------------------------------------------------------------------
               IMPROVE DIME UNITED'S NET INTEREST MARGIN TO 4.00%+
--------------------------------------------------------------------------------


DIME.                                                     HUDSON UNITED BANK HUB

A UNIQUE INVESTMENT OPPORTUNITY
================================================================================

-    Largest independent regional bank in the Mid-Atlantic market

-    Concentrated market shares in the U.S.' most affluent markets

-    Profitability in line with that of its Regional Peer Group

-    Transition to commercial banking profile largely complete


               CREATING SIGNIFICANT FRANCHISE & SHAREHOLDER VALUE


DIME.                                                     HUDSON UNITED BANK HUB

A UNIQUE INVESTMENT OPPORTUNITY
================================================================================

COMBINATION OFFERS SIGNIFICANT UPSIDE POTENTIAL:

- Present value of projected cost savings equal to between $400 to $500 million

- Value to be shared in by both shareholder bases before taking into account multiple expansion

--------------------------------------------------------------------------------
                                   PRO FORMA(1)                          IMPLIED
                                   DIME UNITED        PEER GROUP(2)      UPSIDE
--------------------------------------------------------------------------------
Pro Forma Market Cap.              $3.6 Billion             --             --
Implied Multiple to:
     1999E EPS                      8.5x                  13.0x            54%
     2000E EPS                      7.7                   11.8             53
     Book Value                    1.69                   2.39             41
     Tangible Book Value           2.39                   3.16             32
--------------------------------------------------------------------------------

(1) Includes full phase-in of synergies.

(2) Includes Associated, M&T, North Fork and Summit pro forma for all announced acquisitions.


DIME.                                                     HUDSON UNITED BANK HUB

CONCLUSION
================================================================================

-   Creates the Mid-Atlantic's premier independent regional banking franchise

-   Significantly accretive based on conservative assumptions

-   Experienced commercial bank management team

-   Low risk/high potential transaction

--------------------------------------------------------------------------------
                         A UNIQUE INVESTMENT OPPORTUNITY
--------------------------------------------------------------------------------


DIME.                                                     HUDSON UNITED BANK HUB

================================================================================

                                    APPENDIX

================================================================================

COMBINED BALANCE SHEET

(AS OF JUNE 30, 1999; IN MILLIONS)

                                                DIME       HUDSON UNITED  COMBINED
ASSETS
   Cash and Short-Term Investments             $ 6,385       $ 4,044       $10,429
   Net Loans                                    13,929         5,192        19,121
   Goodwill                                        531           110           641
   Other Assets                                  1,924           350         2,274
                                               -------       -------       -------
     Total Assets                              $22,769       $ 9,695       $32,465
LIABILITIES AND EQUITY
   Deposits                                    $14,725       $ 6,971       $21,696
   Borrowings                                    5,398         1,896         7,294
   Other Liabilities                             1,000           156         1,156
                                               -------       -------       -------
     Total Liabilities                         $21,123       $ 9,023       $30,146
   Capital Securities                              152           125           277
   Common Equity                                 1,493           547         2,040
                                               -------       -------       -------
     Total Liabilities and Equity              $22,769       $ 9,695       $32,465

Note: Includes all pending acquisitions.

DIME.                                                    HUDSON UNITED BANK HUB

COMBINED INCOME STATEMENT

(FOR THE QUARTER ENDED JUNE 30, 1999 ANNUALIZED; IN MILLIONS)


                                     DIME      HUDSON UNITED      COMBINED
                                     ----      -------------      --------
Interest Income                    $1,340          $  642          $1,982
Interest Expense                      780             294           1,074
                                   ------          ------          ------
Net Interest Income                $  560          $  348          $  908
Provision for Loan Losses              30              18              48
Non-Interest Income                   610              88             698
Non-Interest Expense                  754             242             996
                                   ------          ------          ------
Pretax Income                      $  386          $  175          $  561
Net Income                         $  243          $  116          $  359
                                   ------          ------          ------

(1)      Includes pending pooling-of-interests transactions.

DIME.                                                    HUDSON UNITED BANK HUB

DIME FINANCIAL TRENDS

SELECTED FINANCIAL DATA
(IN MILLIONS)

                                            1996                 1997                 1998                2Q 1999
                                         ----------           ----------           ----------           ----------
PERFORMANCE DATA
     ROAA                                     0.52%                0.78%                1.02%                1.15%
     ROAE                                     10.4                 14.3                 16.3                 16.7
     Net Interest Margin                      2.40                 2.51                 2.68                 2.94
     Fee Income/Total Revenues                17.6                 21.6                 34.7                 40.4
     Efficiency                               51.8                 52.0                 54.6                 51.2
BALANCE SHEET DATA(1)
     Total Loans                        $   10,738           $   12,985           $   12,748           $   14,063
     Total Deposits                         12,857               13,847               13,651               14,725
     Total Assets                           18,870               21,848               22,321               22,769
     Total Equity(2)                         1,022                1,511                1,548                1,646
     Loans/Deposits                           83.5%                93.8%                93.4%                95.5%
     Equity/Assets                            5.42                 6.92                 6.93                 7.23
CREDIT QUALITY
     Reserves/Total Loans(1)                  0.99%                0.81%                0.82%                0.86%
     Net Charge-off Ratio                     0.61                 0.55                 0.24                 0.11


(1)      Includes pending acquisitions.

(2)      Includes capital securities.

DIME.                                                    HUDSON UNITED BANK HUB

HUDSON UNITED FINANCIAL TRENDS

SELECTED FINANCIAL DATA
(IN MILLIONS)

                                           1996                 1997                1998              2Q 1999
                                        ---------           ---------           ---------           ---------
PERFORMANCE DATA(1)
     ROAA                                    1.50%               1.67%               1.46%               1.45%
     ROAE                                    20.0                24.4                21.9                23.3
     Net Interest Margin                     5.05                5.20                4.10                4.15
     Fee Income/Total Revenues               17.0                17.5                18.2                20.1
     Efficiency                              54.0                50.4                49.6                46.8
BALANCE SHEET DATA(2)
     Total Loans                        $   4,854           $   4,907           $   4,871           $   5,269
     Total Deposits                         6,690               6,777               6,773               6,971
     Total Assets                           8,258               8,650               8,898               9,695
     Total Equity(3)                          672                 744                 746                 672
     Loans/Deposits                          72.6%               72.4%               71.9%               75.6%
     Equity/Assets                           8.14                8.60                8.38                6.93
CREDIT QUALITY
     Reserves/Total Loans                    1.70%               1.73%               1.56%               1.52%
     Net Charge-off Ratio                    0.70                0.50                0.95                0.55


(1)      Not restated for pooling-of-interests transactions.

(2)      Restated for pooling-of-interests transactions.

(3)      Includes capital securities.

DIME.                                                    HUDSON UNITED BANK HUB

DIME GOODWILL LAWSUIT

DIME UNITED MAINTAINS THE GOODWILL LAWSUIT CLAIM AGAINST THE U.S. GOVERNMENT:

-        Dime's case expected to go to trial by year end 2000

- Write-off of approximately $560MM of supervisory goodwill and capital credit:(1)

         -        Represents approx. 115% of goodwill written-off by Glendale

         -        Glendale awarded approx. $900MM in damages


(1)       $717 million of regulatory capital.


DIME.                                                    HUDSON UNITED BANK HUB